Defining the Future of Life-Saving Diagnostics at the Point of Care Corporate Presentation | March 2022 © 2022 Hyperfine, Inc.

Forward Looking Statements © 2022 Hyperfine, Inc. | Confidential and Proprietary This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Hyperfine’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Hyperfine’s expectations with respect to financial results, future performance, development and commercialization of products and services, the potential benefits and impact of Hyperfine’s products and services, potential regulatory approvals, and the size and potential growth of current or future markets for Hyperfine’s products and services. Most of these factors are outside of Hyperfine’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the completion and audit of Hyperfine’s financial statements for the year ended December 31, 2021; the success, cost and timing of Hyperfine product development and commercialization activities, including the degree that Swoop is accepted and used by healthcare professionals; the impact of COVID-19 on Hyperfine’s business; the inability to maintain the listing of Hyperfine’s Class A common stock on the Nasdaq following the recently completed business combination; the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and Hyperfine’s ability to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the inability of Hyperfine to raise financing in the future; the inability of Hyperfine to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of Hyperfine to identify, in-license or acquire additional technology; the inability of Hyperfine to maintain its existing or future license, manufacturing, supply and distribution agreements; the inability of Hyperfine to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine is currently marketing or developing; the size and growth potential of the markets for Hyperfine’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of Hyperfine’s products and services and reimbursement for medical procedures conducted using Hyperfine’s products and services; Hyperfine’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; Hyperfine’s financial performance; and other risks and uncertainties indicated from time to time in Hyperfine’s filings with the Securities and Exchange Commission, including those under “Risk Factors” therein. Hyperfine cautions readers that the foregoing list of factors is not exclusive and that readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Hyperfine does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Preliminary Financial Information © 2022 Hyperfine, Inc. | Confidential and Proprietary The preliminary financial information included in this presentation is unaudited and is subject to completion of Hyperfine’s quarter and year-end closing procedures and further financial review. In certain cases, Hyperfine has provided expected ranges, rather than specific amounts, because these results are preliminary and subject to change. Actual results may differ from these estimates as a result of the completion of our quarter and year-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. These preliminary estimates should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles (GAAP), and they should not be viewed as indicative of our results for any future period. Hyperfine’s independent registered public accountants have not audited, reviewed, compiled, or performed any procedures with respect to these estimated financial results and, accordingly, do not express an opinion or any other form of assurance with respect to these preliminary estimates.

4 Today, brain diagnostics are single point-in-time and delay the time from door to discharge. Our mission is to transform patient care by creating access to life-saving diagnostics and actionable data at the point-of-care. © 2022 Hyperfine, Inc. | Confidential and Proprietary

The Hyperfine Ecosystem A full ecosystem solution: Hardware, software, consumables and applications powered by artificial intelligence Democratizing Imaging, Sensing, and Guided Intervention to cover the care continuum Sensing (in development) Imaging (FDA cleared) Intervention (exploratory) 13 © 2022 Hyperfine, Inc. | Confidential and Proprietary

Imaging, Sensing, and Guided Intervention are Large Markets Poised for Disruption

Estimated $70+ billion opportunity across the ecosystem



$22B
$28B
$23B

Imaging
Hospitals, Outpatient

>100,000
Potential installation targets

Sensing
ICUs, Expanded Hospital, Surgical Centers, Outpatient, At-home

~4M
Potential unit sales

Guided Intervention
Hospitals and Health Systems

>50M
Potential image guided procedures

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

We are Transforming Medical Imaging with Swoop® Swoop is the world's first FDA-cleared portable MRI system™ MRI 1.0 1980 MRI 2.0 1990 MRI 3.0 FDA Cleared 2020 11 © 2022 Hyperfine, Inc. | Confidential and Proprietary

Swoop® is the Next Generation of MRI Installed base of 70 units* as of year-end 2021 Current primary clinical uses: Hydrocephalus and Pediatrics Neuro ICU Follow-Up and Post-Operative Stroke Portable low-field MRI Patent protected noise cancellation system enables clinical-grade images FDA Cleared in 2020 Reimbursed under existing imaging codes: MRI Brain without Contrast: 70551 *Installed base includes commercial system installations (which make up total revenue), grant tfulfillment installations, and research unit installations © 2022 Hyperfine, Inc. | Confidential and Proprietary

Swoop® Brings MRI to the Patient 16 Acute Care Settings Swoop is designed to enable rapid diagnoses and treatment for patients regardless of income, resources, or location Produces high-quality images at low magnetic field strength, allowing clinicians to quickly scan, diagnose, and treat patients Wheeled directly to a patient’s bedside, plugged into a standard electrical wall outlet, and controlled by an iPad® Intensive Care Units and Operating Rooms Global Health © 2022 Hyperfine, Inc. | Confidential and Proprietary

Clinical & Workflow Benefits

Numerous challenges 14 Adverse events occur in 22-46% of cases during transport with conventional MRI : High-cost limits accessibility Complex site requirements and upgrades Scheduling delays lead to longer length of stay Consumption of valuable personnel resources Risk of adverse events during transportation Maintaining connection to life support equipment © 2022 Hyperfine, Inc. | Confidential and Proprietary

Hyperfine Workflow Benefits



Traditional MRI workflow (25.8 hours)

MRI ordered → Patient preparation → Intra-hospital transfer to MRI → MRI examination → Intra-hospital transfer to unit → Post MRI examination



Hyperfine workflow (90 mins, 94% reduction in total workflow time)

MRI ordered → MRI examination → Post MRI examination

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

Swoop Clinical Use Cases Today

Intensive Care Unit
- Acute Mental Status Change
- Ataxia
- Cerebral Edema
- Cerebrovascular Disease
- Cranial Neuropathy
- Extra Ventricular Drain Placement
- Follow-up Intracranial Hemorrhage
- Follow-up Ischemic Stroke
- Follow-up Hematoma
- Stroke
- Tumor Pre- and Post-Op

Emergency Department
- Blurred Vision
- Cranial Neuropathy
- Dizziness
- Headache
- Numbness
- Stroke
- Tingling
- Traumatic Brain Injury
- Vertigo
- Weakness



Rehabilitation Clinic
- Acute Mental Status Change
- Brain Injury After Fall
- Stroke Recovery

Outpatient
- Atrophy Monitoring
- Hydrocephalus (Shunt Check)
- Multiple Sclerosis

Pediatric
- Brain Volumetrics
- Hypoxic Ischemic Encephalopathy
- Hydrocephalus (Dx and Monitoring)
- Sports Injury
- Suspected Abuse

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

Clinical Validation of Hyperfine 20 Game changer is a good way to put it […] being able to do the level of sophisticated imaging in an ICU that MRI can provide.’’ Dr. Fady Charbel, MD, FAANS, FACS Hyperfine provides me with an opportunity to acquire the information, to interpret the information, and to make a decision based on the information that’s in front of me.’’ Dr. Shahid Nimjee, MD, PhD, FAANS, FAHA Portable MRI should be used to image any patients in ICUs in any [clinical] setting.’’ Dr. Michael Schulder, MD, FAANS Over 40 conference presentations and publications discussing clinical benefits for: Stroke | Hydrocephalus | Hematoma | Multiple sclerosis | Tumor resection © 2022 Hyperfine, Inc. | Confidential and Proprietary

Use Case: Stroke

Hyperfine Provides Compelling Platform for Stroke Diagnosis 15 million people worldwide suffer a stroke annually Stroke is the 2nd leading cause of death globally 87% strokes are ischemic strokes MRI scans are better at detecting ischemic stroke damage compared to CT scans MRI use for stroke has been limited due to lack of access to this expensive equipment and experienced neuroradiologists to interpret the results. Hyperfine offers an affordable MRI platform that can perform diffusion imaging for stroke diagnosis at the patient’s bedside, images can be shared securely with neuroradiologists around the world © 2022 Hyperfine, Inc. | Confidential and Proprietary

Stroke Diagnosis Confirmed 62-year-old male Presented with new left sided weakness and tremor © 2022 Hyperfine, Inc. | Confidential and Proprietary

Use Case: Hydrocephalus

Pediatric Hydrocephalus Management is a Huge Problem

~400,000 hospital days, $2B in hospital charges in the US



Children with hydrocephalus need **life-long monitoring** and use a disproportionate number of hospital days and **resources**.[1, 2]



Children can receive **1-12 CTs**[5] **each year**, increasing their risk for radiation-associated malignancy[6]. Rapid MRI (T2 only) is preferred since it's radiation free but may not be available.



Any symptoms cause trips to hospital for a shunt check to ensure pressure on the brain remains normal. **50% of shunts fail in <2 years and 98% of shunts fail by year 10.**[2,3, 4]



Swoop helps overcome existing workflow barriers to enable safe and timely imaging at the point of care with an improved patient experience.

1. https://thejns.org/focus/view/journals/neurosurg-focus/37/5/article-pE5.xml
2. https://www.gosh.nhs.uk/conditions-and-treatments/conditions-we-treat/ventriculomegaly/
3. https://www.hydroassoc.org/cerebral-shunt-malfunctions/
4. https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Hydrocephalus
5. https://link.springer.com/article/10.1007/s00381-019-04345-3
6. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6166961/
7. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7053664/
8. https://www.hydroassoc.org/powerful-facts/

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

Personal Stories from the Hydrocephalus Association Vacations can involve traveling with CD’s and notebooks with prior scans. At home, we keep a suitcase packed to keep our child entertained during the long wait time in the ED for imaging and hospital stay. Received so many CT scans that w e’re waiting on a cancer diagnosis. No radiation.. swoop is like a parents dream. © 2022 Hyperfine, Inc. | Confidential and Proprietary

Hydrocephalus Workﬂow Improvement with Swoop® Traditional workflow results in delayed diagnosis and potential radiation exposure Hyperfine allows kids to be imaged sooner, next to their loved ones, without radiation Patient preparation Transfer to imaging Fast MRI or CT Transfer to unit Diagnosis and treatment Scan ordered Scan ordered Swoop Diagnosis and treatment MRI or CT availability © 2022 Hyperfine, Inc. | Confidential and Proprietary

Hydrocephalus: Swoop’s Potential from Early Cases Hyperfine is an excellent addition to the neurosurgery clinic for screening of hydrocephalus patients. The convenience for the patient, reduced scan time, and cost of the machine make this a device that should be considered for any neurosurgery clinic. Jeff Leonard, MD Chief of Neurosurgery 5 y/o presents to Neurosurgery clinic with headache. Swoop® scan performed in the clinic demonstrates ventricular catheter (without artifact from valve) along with enlarged ventricles – child admitted to hospital for shunt revision immediately, saving radiation and delay. © 2022 Hyperfine, Inc. | Confidential and Proprietary

Use Case: ICU Serial Imaging

Patient Delays to Transfer in the ICU Creates Major Unnecessary Costs for Hospitals, is “Common and Costly” Estimated $300/hr for delays, >$22,000/week for hospital (>$1M/year) for large academic center Imaging capabilities of MRI, CT and Ultrasound should be available 24/7/365 at all facilities. In reality, patients can wait more than 24 hrs for MRI availability, resulting in cost for both the patient and the hospital, taking up an ICU bed. If only there was a way to improve access to imaging…. © 2022 Hyperfine, Inc. | Confidential and Proprietary

Current ICU Imaging Workﬂow with Conventional MRI Patient preparation Intra-hospital transfer to MRI MRI examination Intra-hospital transfer to unit Post MRI examination Traditional MRI workﬂow can lead to prolonged delays in patient care and higher resources consumption MRI ordered Patient unstable NO imaging DELAYED Transfer DELAYED Treatment MRI availability © 2022 Hyperfine, Inc. | Confidential and Proprietary

MRI ordered MRI examination Post MRI examination Portable MRI workﬂow enables timely care for earlier discharge by bringing brain imaging to the patient’s bedside Faster Transfer from ICU Faster Treatment Continue monitoring with Improved ICU Imaging Workﬂow with Swoop © 2022 Hyperfine, Inc. | Confidential and Proprietary

Swoop's Potential Benefits in the ICU

Reduced time to diagnosis

Swoop workflow is significantly faster than conventional MRI

Reduced patient care interruption

Transport time (2-3 hours) interrupts patient care and impacts staffing for entire ICU[1]

Reduced adverse events associated with patient transport

Adverse events occur in up to 46% of transported patients.


HYPERFINE

Reduced costs associated with length of stay

Shortening time to diagnosis, avoiding interruptions in care, and preventing adverse events

Optimized staffing in the ICU

Time consuming transport affects ICU staff: nurse, respiratory therapist, anesthesia, transport, and practitioner.

Reduced exposure to ionizing radiation

Ionizing radiation from CT used for serial follow-up scans = risk to patient and staff

1. Hyperfine, *Care Area - Acute Mental Status Change*, Page 1a

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

Clinical Settings Growth

Today's use cases provide a sizeable opportunity and platform for growth.

Near-Term Focus

~220 Children's Hospitals

~115 Neuro ICU's

~1250 Operating Rooms and Angio Suites

~5830 Emergency Departments

~2000 ICU's (Adult, neuro)

~1000 Neonatal ICU

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

Pipeline Opportunities

Innovative R&D Engine Designed to Expand Product Roadmap 24 Stroke Hydrocephalus Extremities Intra and Post Operative Expanded Addressable Market Improved usability Automated Stroke Detection Lower cost of goods Existing applications V1 Potential future applications V2 C-spine Potential benefits: © 2022 Hyperfine, Inc. | Confidential and Proprietary

Developing a Non-Invasive Brain Vital Sensor Breakthrough AEGTM Technology designed to unlock access to blood flow and pressure Non-Invasive Non-invasive use on every patient to enable broader access and earlier diagnosis Continuous Trend Analysis Designed for continuous sensing to build trends for data-backed treatment Easy to use Designed to be easy to use for immediate, precise care *The first AEGTM device is being developed, subject to regulatory authorization, to aid in 2t6he diagnosis and management of brain disorders through the development of novel acoustic sensing techniques and innovative algorithms for measuring key metrics of brain hea lth. © 2022 Hyperfine, Inc. | Confidential and Proprietary

Brain-Sensing Clinical Opportunities



Intensive Care Unit	- Hydrocephalus - Vasospasm - Stroke - Cerebral edema	- Traumatic Brain Injury - Subarachnoid hemorrhage - Suspected seizures - Acute liver failure	- Altered mental status - Brain tumors - Sepsis
Operating Room	- Intraoperative monitoring/anesthesia	- Post surgical monitoring - Thrombectomy	- Hematoma - Stent thrombosis
Outpatient & At Home	- Shunts - Epilepsy - Tumor progression	- Concussion long-term effects - Idiopathic intracranial hypertension - Asymptomatic carotid stenosis	- Hypertension - Obstructive sleep apnea - Sickle cell anemia
Emergency Department	- Traumatic Brain Injury - Stroke - Seizures	- Triage for lumbar punctures - Altered mental status - Headaches	- Status epilepticus - Cardiac arrest - Hypertensive urgency and emergency

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

Financial Profile

2021 Preliminary Financial Results* & Total Installed Units Approximately $1.42 to $1.50 million preliminary unaudited 2021 total revenue Realized approximately $1.45 million in grant funding for the full year 2021 as part of grant fulfillment for Swoop installations *See slide above titled “Preliminary Financial Information” for important information about our preliminary unaudited financi al information. **The Swoop total installed base consists of three components: Commercial system installations (which make up total revenue), grant fulfillment installations, and research unit installations. The Swoop total installed base (or total installed units) is the number of Swoop devices deployed to hospitals , other healthcare providers, and research institutions. © 2022 Hyperfine, Inc. | Confidential and Proprietary . Commercial Systems Installations Grant Fulfillment Installations Research Units Total Installed units 2020 2021 Q1 Q2 Q3 Q4 Total 4 5 7 4 7 27 0 2 2 4 10 18 4 7 9 8 17 45 15 2 2 3 3 25 19 9 11 11 20 70

2021 & 2022: Major Accomplishments © 2022 Hyperfine, Inc. | Confidential and Proprietary July 2021: Announced Definitive Agreement to be Listed on Nasdaq through a Business Combination with HealthCor Catalio Acquisition Corp. August 2021: Swoop® Demonstrates High Accuracy for Detection of Brain Hemorrhage in Study Published in Nature Communications September 2021: Announced Plans for Global Expansion Starting with Launches in the United Kingdom and Pakistan September 2021: Announced Receipt of Additional $3.3 Million Grant from Bill & Melinda Gates Foundation to Improve Access to Neonatal and Pediatric Brain Imaging in Low-Resource Settings Globally November 2021: Received FDA Clearance for Deep Learning Portable MRI, Defining the Future of Life-Saving Diagnostics December 2021: Announced Expansion into Canadian Market with Medical Device License Issued by Health Canada December 2021: Closed Business Combination with HealthCor Catalio Acquisition Corp. and Liminal Sciences, Began Trading under the Ticker "HYPR" on the Nasdaq Global Market January 2022: Placed Swoop system with Minnesota Medical Center to Grow its Advanced Imaging Systems Offering February 2022: Appointed Chip Truwit, M.D. as Senior Medical Director February 2022: Placed Swoop system with Queen’s University Radiology to Improve Access to Care for Canadian Patients in Remote Northern Communities

© 2022 Hyperfine, Inc. | Confidential and Proprietary

Leadership Team

Management Team with Proven Track Record of Success 35 Dave Scott Chief Executive Officer Alok Gupta Chief Financial Officer Dr. Khan Siddiqui Chief Strategy Officer & Chief Medical Officer Tom Teisseyre Chief Product Officer Mark Hughes Chief Operating Officer Scott White Chief Commercial Officer Kyla Pavlina Chief People Officer Neela Paykel General Counsel © 2022 Hyperfine, Inc. | Confidential and Proprietary

Thank You!

Appendix

Brain is the Largest MRI Market with Nearly 25% of MR Procedures N = 27.4 Million Procedures MR Procedure Mix, All Sites, by Percent, 2020 Distribution of MR Sites and Procedures, by Site Type, 2020 3,025 1,765 445 1,000 2,930 8.4 1.8 5.0 6.8 5.4 Spine Breast Chest Pelvis & Abdomen (including liver) Head & Neck (not including brain) Brain (non-vascular) MRAs Cardiac (excluding MRAs) Interventional & Misc. Upper Extremities (muscular or skeletal) Lower Extremities (muscular or skeletal) Prostate 1% Vascular & Cardiovascular 1% 1% *Source: 2020 IMV MR Benchmark Report .© 2022 Hyperfine, Inc. | Confidential and Proprietary